UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 19, 2012

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 19, 2012, Xun Energy, Inc. (the “Company”) issued a press release announcing the acquisition of 30 oil well locations in Venango County, Pennsylvania. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include any statements regarding the Company’s strategic and operational plans. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

Section 8 – Other Events

Item 8.01 Other Events.

On September 19, 2012, the Company announced that it acquired 30 oil well locations in Venango County, Pennsylvania from Vencedor Energy Partners (Assignor) on August 31, 2012. The Company paid $585,000 in the form of 11,700,000 shares (Shares) of common stock of the Company for the rights which allows the Company to drill 30 oil wells on 3 leaseholds on 611 acres.

The Company announced it will have 100% working interest in the wells with 82.5% Net Revenue Interest (NRI) on the Rice and Lalley leaseholds and 80.0% NRI on the Corse leasehold. The leaseholds are producing from the Venango first, Red Valley I, Red Valley II and Venango Second geologic formations typically found around 800' to 1200'. These shallow wells will cost $167,000 per well on a turnkey basis. Average production from existing wells on these leaseholds have ranged from 3,000 to 5,000 barrels of oil over a 10 year period with an average of 1,500 barrels of oil per well in the first year. The Company, after it completes its 30 well program, has an option to drill 15 more wells with NRI's of 80.0% to 82.5%. In addition, the

Company announced plans to drill before the end of November 2012 and hopes to complete all 30 wells within the first 10 months of 2013, subject to securing the financing for drilling the wells.

The Company announced that if it does not begin drilling the first well before November 31, 2012, or commence drilling 3 more wells before January 31, 2012, then the Company will forfeit its rights and the acquisition shall terminate and unwind with the Assignor returning the Shares to the Company.

Finally, the Company stated that it is an operating company with limited assets. The Company's prospects will be subject to securing financing and the success of the drilling program.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2012

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Xun Energy, Inc. press release dated September 19, 2012 – Xun Energy Acquires 30 Oil Well Locations